Bowl America Inc. Class A Common Stock Proxy Card

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     BOWL AMERICA INCORPORATED

        Annual Meeting of Stockholders - December 2, 2008

                TO THE CLASS A COMMON STOCKHOLDERS

The undersigned hereby appoints Ruth Macklin and Leslie H. Goldberg, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and revocation, for and in the name and place of the undersigned to vote and act with respect to all Class A Shares of Bowl America Incorporated, registered in the name of the undersigned on October 22, 2008 at the Annual Meeting of Stockholders of the Corporation to be held at the Corporation's offices situated at 6446 Edsall Road, Alexandria, Virginia 22312 (East Exit off Shirley Highway) on Tuesday, December 2, 2008 at 11:00 am, and at any and all adjournments thereof, with all powers the undersigned would possess if then and there personally present:

THE DIRECTORS RECOMMEND A VOTE "FOR" PROPOSAL
1. To elect the Class A Directors:

    FOR all nominees listed below __

    WITHHOLD AUTHORITY to vote for the nominees listed below __

To withhold authority to vote for any individual nominee, strike a line through the nominee's name appearing below.

         Warren T. Braham                  Allan L. Sher

2. In their discretion, upon such other matters as may properly come before the meeting.


This Proxy will be voted as specified above.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS.



















         Bowl America Inc. Class B Common Stock Proxy Card

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     BOWL AMERICA INCORPORATED

        Annual Meeting of Stockholders - December 2, 2008

                TO THE CLASS B COMMON STOCKHOLDERS

The undersigned hereby appoints Ruth Macklin and Leslie H. Goldberg, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and revocation, for and in the name and place of the undersigned to vote and act with respect to all Class B Shares of Bowl America Incorporated, registered in the name of the undersigned on October 22, 2008 at the Annual Meeting of Stockholders of the Corporation to be held at the Corporation's offices situated at 6446 Edsall Road, Alexandria, Virginia 22312 (East Exit off Shirley Highway) on Tuesday, December 2, 2008 at 11:00 am, and at any and all adjournments thereof, with all powers the undersigned would possess if then and there personally present:

THE DIRECTORS RECOMMEND A VOTE "FOR" PROPOSAL
1.  To elect the Class B Directors:

    FOR all nominees listed below __

    WITHHOLD AUTHORITY to vote for the nominees listed below __

To withhold authority to vote for any individual nominee, strike a line through the nominee's name appearing below.

     Merle Fabian        Leslie H. Goldberg        A. Joseph Levy
     Stanley H. Katzman      Ruth Macklin          Cheryl Dragoo

2. In their discretion, upon such other matters as may properly come before the meeting.

This Proxy will be voted as specified above.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS.